SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------
                                   FORM 8-K/A

                                 Amendment No. 1
                                       To
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 1, 2002
                                 ---------------

                          Sutter Holding Company, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-15733             59-2651232
 -----------------------------   -----------------   -------------------------
(State or Other Jurisdiction     (Commission File        (IRS Employer
        of Incorporation)              Number)         Identification No.)



     150 Post Street, Suite 405, San Francisco, California           94108
   -------------------------------------------------------------- ------------
     (Address of Principal Executive Offices)                      (Zip Code)



   Registrant's telephone number, including area code        (415) 788-1441
                                                           ------------------


     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.        Changes in Registrant's Certifying Accountant

On May 1, 2002, the Registrant dismissed Feldman Sherb & Co., P.C. ("FS"), as its principal independent accountants. The decision to change accountants was approved by Registrant's Board of Directors. FS was not notified of this decision until June18, 2002, and FS did not conduct a review the Registrant's quarterly consolidated financial information in its Form 10-QSB for the quarter ended April 30, 2002. FS's report on the Registrant's financial statements for either of the past two years ended January 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During Registrant's fiscal years ended January 31, 2002 and 2001, and the subsequent interim period through June 18, 2002, there were no disagreements with FS on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of FS would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for that period, nor have there been any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K during such period.

Effective as of May 1, 2002, Registrant engaged the firm of Regalia & Associates ("Regalia"), Danville, California, as independent accountants for its fiscal year ending January 31, 2003. Regalia was also engaged effective as of May 1, 2002 to perform, and did perform, a review of the quarterly consolidated financial information included in Registrant's Form 10-QSB for the quarter ended April, 2002. Registrant did not consult with Regalia regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided by Regalia that was a factor considered by us in reaching our decision as to accounting, auditing or financial reporting issues.

ITEM 7.        Financial Statements and Exhibits

(c)      Exhibits

(16)     Letter regarding changes in certifying accountant*
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         * To be provided upon amendment.


SIGNATURES

June 27, 2002              SUTTER HOLDING COMPANY, INC.

                           By: s/ ROBERT E. DIXON
                           --------------------------------------------
                           Robert E. Dixon, Co-Chief Executive
                           Officer